Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO

LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of April 18, 2022, by and among SUMMER INFANT, INC. (the “Company”) and SUMMER INFANT (USA), INC. (together with the Company, “Borrowers”), the guarantors from time to time party to the Loan Agreement referenced below (“Guarantors”, and together with Borrowers, “Obligors”), the financial institutions from time to time party thereto as lenders (“Lenders”) and WYNNEFIELD CAPITAL, INC., in as agent and security trustee for the Lenders (“Agent”).

WHEREAS, Obligors, Lenders and Agent have previously entered into that certain Loan and Security Agreement dated as of January 28, 2022, as amended by that certain Amendment No. 1 to Loan and Security Agreement, dated as of March 16, 2022 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Agent and Lenders have made certain loans and financial accommodations available to Borrowers; and

WHEREAS, Obligors have requested that Agent and Lenders to amend certain provisions of the Loan Agreement as set forth herein and provide certain other accommodations to Borrower.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be bound, hereby agree as follows:

1.            Capitalized Terms. Capitalized terms used herein but not otherwise defined have the meaning ascribed to them in the Loan Agreement.

2.            Amendments to the Loan Agreement. Subject to the satisfaction of the terms and conditions set forth in this Amendment, Obligors, Lenders and Agent agree that the Loan Agreement be, and it is hereby is, amended as follows:

(a)            Amendment to Section 2.1.1. Section 2.1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

2.1.1            Standby Term Loans. Each Lender agrees severally, up to its Standby Term Loan Commitment and on the terms set forth herein, to make Standby Term Loans to Borrowers from time to time from during the Availability Period, provided, that at all times prior to May 15, 2022, the aggregate principal amount of the Standby Terms Loans then outstanding shall not exceed $4,000,000. In no event shall Lenders have any obligation to honor a request for a Standby Term Loan unless (i) on the date of the Notice of Borrowing and on the date of such Borrowing, the daily average Availability (as defined in the First Lien Loan Agreement) for the immediately prior 30 days is equal to or less than $6,000,000 or (ii) on the date of the Notice of Borrowing and on the date of such Borrowing, the Borrowing Base Certificate that was delivered pursuant to the First Lien Credit Agreement on the immediately prior Wednesday (in respect of the calendar week immediately prior to such delivery) reflects Availability equal to or less than $5,500,000.”

(b)            Amendment to Section 4.1.1(a). Second Sentence of Section 4.1.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Such notice must be received by Agent no later than 11:00 a.m. (Eastern Time) on the date which is not less than five (5) Business Days prior to the requested funding date (and such funding date shall occur no later than ten (10) Business Days of Agent’s receipt of such Notice of Borrowing); provided that no Notice of Borrowing shall be delivered within five (5) days of the immediately preceding Borrowing.”

3.            No Default; Representations and Warranties, Etc. Obligors hereby represent, warrant and confirm that: (a) after giving effect to this Amendment, all representations and warranties of Obligors in the Loan Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to or are stated to have been made as of an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (c) the execution, delivery and performance by Obligors of this Amendment and all other documents, instruments and agreements executed and delivered in connection herewith or therewith (i) have been duly authorized by all necessary action on the part of Obligors (including any necessary shareholder consents or approvals), (ii) do not violate, conflict with or result in a default under and will not violate or conflict with or result in a default under any applicable law or regulation, any term or provision of the organizational documents of any Obligor or any term or provision of any material indenture, agreement or other instrument binding on any Obligor or any of its assets, and (iii) do not require the consent of any Person which has not been obtained.

4.            Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

5.            Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF (BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, which shall be deemed to be a sealed instrument as of the date first above written.

BORROWERS:

SUMMER INFANT, INC.

By:	/s/ Bruce Meier
Name: Bruce Meier
Title: Interim Chief Financial Officer

SUMMER INFANT (USA), INC.

By:	/s/ Bruce Meier
Name: Bruce Meier
Title: Chief Financial Officer

AGENT:

WYNNEFIELD CAPITAL, INC., as Agent

By	/ / Nelson Obus
Name: Nelson Obus
Title: President

LENDERS:

WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P I, as Lender

By: WYNNEFIELD CAPITAL MANAGEMENT, LLC, its General Partner

By	/ / Nelson Obus
Name: Nelson Obus
Title: Co-Managing Member

WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P, as Lender

By: WYNNEFIELD CAPITAL MANAGEMENT, LLC, its General Partner

By	/ / Nelson Obus
Name: Nelson Obus
Title: Co-Managing Member